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                                                                    EXHIBIT 10.1

                          REGISTRATION RIGHTS AGREEMENT


        THIS REGISTRATION RIGHTS AGREEMENT ("AGREEMENT") is entered into as of February 15, 2001 between GlobalNet, Inc., a Nevada corporation (the "COMPANY") and the undersigned (the "INVESTOR").

                              W I T N E S S E T H:

        WHEREAS, pursuant to those certain Subscription Agreements by and between the Company and the Investor (the "SUBSCRIPTION AGREEMENT"), the Company has agreed to sell and issue to the Investor, and the Investor has agreed to purchase from the Company, up to 5,350,000 shares (the "COMMON SHARES") of common stock, par value $.001, of the Company ("COMMON STOCK");

        WHEREAS, pursuant to the terms of, and in partial consideration for, the Investor's agreement to enter into the Subscription Agreement, the Company has agreed to provide the Investor with certain registration rights with respect to the Common Shares as set forth in this Agreement;

        NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants and conditions set forth in the Subscription Agreement and this Agreement, the Company and the Investor agree as follows:

        1. Certain Definitions. Capitalized terms used herein and not otherwise defined shall have the meaning ascribed thereto in the Subscription Agreement, the Warrants or the Debentures. As used in this Agreement, the following terms shall have the following respective meanings:

        "CLOSING" and "CLOSING DATE" shall have the meanings ascribed to such terms in the Subscription Agreement.

        "COMMISSION" or "SEC" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

        "EFFECTIVENESS DEADLINE" shall have the meaning set forth in Section
2(a).

        "HOLDER" and "HOLDERS" shall mean the Investor and any transferee of the Common Shares or Registrable Securities which have not been sold to the public to whom the registration rights conferred by this Agreement have been transferred in compliance with this Agreement.

        "INTERFERING EVENTS" shall have the meaning set forth in Section 2(b).

        "CASH PAYMENT" shall mean a cash payment equal to 2% of the aggregate dollar amount for Common Shares purchased by the Investor prorated for every 30-day period for an Interfering Event.


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        "REGISTRABLE SECURITIES" shall mean: (a) the Common Shares purchased pursuant to the Subscription Agreement, (b) the Common Shares issued or issuable to each Holder or its permitted transferee or designee upon any stock split, stock dividend, recapitalization or similar event with respect to such Common Shares; or (c) any securities issued or issuable to each Holder upon the conversion, exercise or exchange of any Common Shares.

        The terms "REGISTER", "REGISTERED" and "REGISTRATION" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement.

        "REGISTRATION EXPENSES" shall mean all expenses to be incurred by the Company in connection with each Holder's registration rights under this Agreement, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, "BLUE SKY" fees and expenses, reasonable fees and disbursements of counsel to Holders (using a single counsel selected by a majority in interest of the Holders) for a "due diligence" examination of the Company and review of the Registration Statement and related documents, and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company).

        "REGISTRATION STATEMENT" shall have the meaning set forth in Section 2(a) herein.

        "REGULATION D" shall mean Regulation D as promulgated pursuant to the Securities Act, and as subsequently amended.

        "SECURITIES ACT" or "ACT" shall mean the Securities Act of 1933, as amended.

        "SELLING EXPENSES" shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities, all fees and disbursements of counsel for Holders not included within "Registration Expenses" and if the Holders engage a third party as an underwriter for the purpose of distributing Registrable Securities on an underwritten basis, the fees and expenses of such underwriting and any additional expenses of an accountant incurred in order to obtain a "Comfort Letter."

        2. Registration Requirements. The Company shall use its best efforts to effect the registration of the Registrable Securities (including without limitation the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable "Blue Sky" or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act) as would permit or facilitate the sale or distribution of all the Registrable Securities in the manner (including manner of sale) reasonably requested by the Holder and in all U.S. jurisdictions. Such best efforts by the Company shall include the following:

                (a) The Company shall, as expeditiously as reasonably possible after the Closing Date:


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                        (i)     But in any event upon the earlier of (A) March
                31, 2001 and (B) 45 days after the Closing Date, prepare and file a registration statement with the Commission on Form S-1 under the Securities Act covering the Registrable Securities (such registration statement, including any amendments or supplements thereto and prospectuses contained therein, is referred to herein as the "REGISTRATION STATEMENT"). Thereafter, the Company shall use its best efforts to cause such Registration Statement to be declared effective as soon as practicable, and in any event prior to the earlier of (x) one hundred twenty (120) days following the Closing Date or (y) five
                (5) days after SEC clearance to request acceleration (the "EFFECTIVENESS DEADLINE").

                        (ii) Prepare and file with the SEC such amendments and supplements to such Registration Statement and the prospectus used in connection with such Registration Statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such Registration Statement in accordance with the intended methods of disposition by the seller thereof as set forth in the Registration Statement and notify the Holders of the filing and effectiveness of such Registration Statement and any amendments or supplements.

                        (iii) Promptly after the registration, furnish to each Holder such numbers of copies of a current prospectus conforming with the requirements of the Act, copies of the Registration Statement, any amendment or supplement thereto and any documents incorporated by reference therein and such other documents as such Holder may reasonably require in order to facilitate the disposition of Registrable Securities owned by such Holder.

                        (iv) Use its best efforts to register and qualify the securities covered by such Registration Statement under such other securities or "Blue Sky" laws of all U.S. jurisdictions; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

                        (v) Notify each Holder immediately of the happening of any event as a result of which the prospectus (including any supplements thereto or thereof and any information incorporated or deemed to be incorporated by reference therein) included in such Registration Statement, as then in effect, includes an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and use its best efforts to promptly (but in no event later than two business days) update and/or correct such prospectus.


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                        (vi)    Notify each Holder immediately of the issuance
                by the Commission or any state securities commission or agency of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose. The Company shall use its best efforts to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible time.

                        (vii) Permit a single firm of counsel, designated as Holders' counsel by the Holders of a majority of the Registrable Securities included in the Registration Statement, to review the Registration Statement and all amendments and supplements thereto within a reasonable period of time (but not less than four (4) full Trading Days) prior to each filing, and shall not file any document in a form to which such counsel reasonably objects.

                        (viii) Use its best efforts to list the Registrable Securities covered by such Registration Statement with all securities exchange(s) and/or markets on which the Common Stock is then listed and prepare and file any required filings with the National Association of Securities Dealers, Inc. or any exchange or market where the Common Stock is then traded.

                        (ix) If applicable, take all steps necessary to enable Holders to avail themselves of the prospectus delivery mechanism set forth in Rule 153 (or successor thereto) under the Act.

                (b) Set forth below in this Section 2(b) is (i) an event that may arise that the Investor may consider as interference with the full enjoyment of its rights under the Transaction Documents (the "INTERFERING EVENTS"), and (ii) certain remedies applicable in this event.

                        (i) Delay in Effectiveness of Registration Statement. In the event that the Registration Statement has not been declared effective by the Effectiveness Deadline, or if the Effectiveness is not maintained then the Company shall pay the Cash Payment.

                        (ii) Cash Payment Terms. All Cash Payments shall be paid, on each thirty-day anniversary following the Effectiveness Deadline.

                (c) If the Holder(s) intend to distribute the Registrable Securities by means of an underwriting, the Holder(s) shall so advise the Company. Any such underwriting may only be administered by investment bankers reasonably satisfactory to the Company and the Holders of a majority in interest of the Registrable Securities to be registered.

                (d) The Company shall enter into such customary agreements for secondary offerings (including a customary underwriting agreement with the underwriter or underwriters, if any) and take all such other reasonable actions reasonably requested by the Holders in connection therewith in order to expedite or facilitate the disposition of such Registrable Securities. In the event that the


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        offering in which the Registrable Securities are to be sold is deemed to be an underwritten offering or an Investor selling Registrable
        Securities is deemed to be an underwriter, the Company shall:

                        (i) make such representations and warranties to the Holders and the underwriter or underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in secondary offerings;

                        (ii) cause to be delivered to the sellers of Registrable Securities and the underwriter or underwriters, if any, opinions of independent counsel to the Company, on and dated as of the effective date (or in the case of an underwritten offering, dated the date of delivery of any Registrable Securities sold pursuant thereto) of the Registration Statement, and within ninety (90) days following the end of each fiscal year thereafter, which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the Holders and the underwriter(s), if any, and their counsel and covering, without limitation, such matters as the due authorization and issuance of the securities being registered and compliance with securities laws by the Company in connection with the authorization, issuance and registration thereof and other matters that are customarily given to underwriters in underwritten offerings, addressed to the Holders and each underwriter, if any;

                        (iii) if an underwriting agreement is entered into, the same shall include customary indemnification and contribution provisions to and from the underwriters and procedures for secondary underwritten offerings; and

                        (iv) deliver such documents and certificates as may be reasonably requested by the Holders of the Registrable Securities being sold or the managing underwriter or underwriters, if any, to evidence compliance with clause (i) above and with any customary conditions contained in the underwriting agreement, if any.

                (e) The Company shall make available for inspection, upon reasonable written notice and during regular business hours, by the Holders, representative(s) of all the Holders together, any underwriter participating in any disposition pursuant to a Registration Statement, and any attorney or accountant retained by any Holder or underwriter, all financial and other records customary for purposes of the Holders' due diligence examination of the Company and review of any Registration Statement, all SEC Documents (as defined in the Subscription Agreement) filed subsequent to the Closing, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such representative, underwriter, attorney or accountant in connection with such Registration Statement, provided that such parties agree to keep such information confidential.


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        3.      Expenses of Registration. All Registration Expenses incurred in connection with any registration, qualification or compliance with registration pursuant to this Agreement shall be borne by the Company, and all Selling Expenses of a Holder shall be borne by such Holder.

        4. Registration on Form S-1; Other Forms. The Company shall use its best efforts to qualify and remain qualified for registration on Form S-1 or any comparable or successor form or forms, or in the event that the Company is ineligible to use such form, such form as the Company is eligible to use under the Securities Act.

        5. Registration Period. In the case of the registration effected by the Company pursuant to this Agreement, the Company will use its best efforts to keep such registration effective until sales are permitted under Rule 144(k) of all Registrable Securities without registration.

        6.      Indemnification.

                (a) The Company Indemnity. The Company will indemnify each Holder, each of its officers, directors and partners, members, employees and agents, and each person controlling each Holder, within the meaning of Section 15 of the Securities Act and the rules and regulations thereunder with respect to which registration, qualification or compliance has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls, within the meaning of
        Section 15 of the Securities Act and the rules and regulations thereunder, any underwriter, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation or alleged violation by the Company of the Securities Act or any state securities law or in either case, any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and promptly will reimburse each Holder, each of its officers, directors and partners, members, employees and agents, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to a Holder to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by such Holder or the underwriter (if any) therefor and stated to be specifically for use therein. The indemnity agreement contained in this Section 6(a) shall not apply to amounts paid in settlement of any


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        such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent will not be unreasonably withheld).

                (b) Holder Indemnity. The Holders of the Registerable Securities that are being included in the registration statement as to which such registration, qualification or compliance is being effected agree, to indemnify the Company, each of its directors, officers, partners, and each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act and the rules and regulations thereunder, each other Holder (if any), and each of their officers, directors and partners, and each person controlling such other Holder(s), against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, and will reimburse the Company and such other Holder(s) and their directors, officers and partners, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement or omission is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such Holder and stated to be specifically for use therein, and provided that the maximum amount for which such Holder shall be liable under this indemnity shall not exceed the net proceeds received by such Holder from the sale of the Registrable Securities. The indemnity agreement contained in this Section 6(b) shall not apply to amounts paid in settlement of any such claims, losses, damages or liabilities if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld).

                (c) Procedure. Each party entitled to indemnification under this Section 6 (the "INDEMNIFIED PARTY") shall give notice to the party required to provide indemnification (the "INDEMNIFYING PARTY") promptly after such Indemnified Party receives notice of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim in any litigation resulting therefrom with counsel satisfactory to the Indemnified Party, and the Indemnified Party may participate in such defense at such party's expense (and with its own counsel at the expense of the Indemnified Party due to actual or potentially differing interests between the Indemnified Party and the Indemnifying Party), and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Article except to the extent that the Indemnifying Party is materially and adversely prejudiced by such failure to provide notice. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof


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        the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with the defense of such claim and litigation resulting therefrom.

        7. Contribution. If the indemnification provided for in Section 6 herein is unavailable to the Indemnified Parties in respect of any losses, claims, damages or liabilities referred to herein (other than by reason of the exceptions provided therein), then each such Indemnifying Party, in lieu of indemnifying each of such Indemnified Parties, shall make the maximum contribution with respect to any amounts for which they would otherwise be liable under Schedule 6 to the fullest extent permitted by law.

        Notwithstanding the provisions of this section, no Holder or underwriter shall be required to contribute any amount in excess of the amount by which (i) in the case of any Holder, the net proceeds received by such Holder from the sale of Registrable Securities or (ii) in the case of an underwriter, the total price at which the Registrable Securities purchased by it and distributed to the public were offered to the public exceeds, in any such case, the amount of any damages that such Holder or underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

        8. Survival. The indemnity and contribution agreements contained in Sections 6 and 7 and the representations and warranties of the Company referred to in Section 2(d)(i) shall remain operative and in full force and effect regardless of (i) any termination of this Agreement or the Subscription Agreement or any underwriting agreement, (ii) any investigation made by or on behalf of any Indemnified Party or by or on behalf of the Company, and (iii) the consummation of the sale or successive resales of the Registrable Securities.

        9. Information by Holders. Each Holder shall reasonably promptly furnish to the Company such information regarding such Holder and the distribution and/or sale proposed by such Holder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Agreement. The intended method or methods of disposition and/or sale (Plan of Distribution) of such securities as so provided by such Investor shall be included without alteration in the Registration Statement covering the Registrable Securities and shall not be changed without written consent of such Holder, except that such Holder may not require an intended method of disposition which violates applicable securities law.

        10. Replacement Certificates. The certificate(s) representing the Common Shares held by the Investor (or then Holder) may be exchanged by the Investor (or such Holder) at any time and from time to time for certificates with different denominations


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representing an equal aggregate number of Common Shares, as reasonably requested by the Investor (or such Holder) upon surrendering the same. No service charge will be made for such registration or transfer or exchange.

        11. Transfer or Assignment. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The rights granted to the Investor by the Company under this Agreement to cause the Company to register Registrable Securities may be transferred or assigned (in whole or in part) to a transferee or assignee, and all other rights granted to the Investor by the Company hereunder may be transferred or assigned to any transferee or assignee.

        12.     Miscellaneous.

                (a) Remedies. The Company and the Investor acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which any of them may be entitled by law or equity.

                (b) JURISDICTION. THE COMPANY AND THE INVESTOR (i) HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND NEW YORK STATE COURTS SITTING IN NEW YORK COUNTY, NEW YORK FOR THE PURPOSES OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND (ii) HEREBY WAIVES, AND AGREES NOT TO ASSERT IN ANY SUCH SUIT ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF SUCH COURT, THAT THE SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM OR THAT THE VENUE OF THE SUIT, ACTION OR PROCEEDING IS IMPROPER.

                (c) Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing by facsimile, mail or personal delivery and shall be effective upon actual receipt of such notice. The addresses for such communications shall be:

                to the Company:

                           GlobalNet, Inc.
                           1919 South Highland Avenue, Suite 125D
                           Lombard, IL  60148
                           Attention:  Pedro Valles
                           Facsimile:  630-652-1320


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                with copies to:

                           McDermott, Will & Emery
                           227 West Monroe Street
                           Chicago, IL  60606-5096
                           Attention:  Helen R. Friedli
                           Facsimile:  312-984-3669

                to the Investor:

                           ------------------------

                           ------------------------

        Any party hereto may from time to time change its address for notices by giving at least ten (10) days' written notice of such changed address to the other parties hereto.

                (d) Indemnity. Each party shall indemnify each other party against any loss, cost or damages (including reasonable attorney's fees) incurred as a result of such parties' breach of any representation, warranty, covenant or agreement in this Agreement.

                (e) Waivers. No waiver by any party of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter. The representations and warranties and the agreements and covenants of the Company and each Investor contained herein shall survive the Closing.

                (f) Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement, it being understood that all parties need not sign the same counterpart.

                (g) Publicity. The Company agrees that it will not disclose, and will not include in any public announcement, the name of any Investor without its express written approval, unless and until such disclosure is required by law or applicable regulation, and then only to the extent of such requirement. The Company agrees to deliver a copy of any public announcement regarding the matters covered by this Agreement or any agreement or document executed herewith to each Investor and any public announcement including the name of an Investor to such Investor, prior to the publication of such announcements.

                (h) Entire Agreement. This Agreement, together with the other Transaction Documents and the agreements and documents contemplated hereby and thereby, contains the entire understanding and agreement of the parties, and may not be modified or terminated except by a written agreement signed by both parties.


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                (i)     Governing Law. THIS AGREEMENT AND THE VALIDITY AND
        PERFORMANCE OF THE TERMS HEREOF SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED AND TO BE PERFORMED ENTIRELY IN SUCH STATE.

                (j) Severability. The parties acknowledge and agree that the Investor are not agents, affiliates or partners of each other, that all representations, warranties, covenants and agreements of the Investor hereunder are several and not joint, that no Investor shall have any responsibility or liability for the representations, warrants, agreements, acts or omissions of any other Investor, and that any rights granted to "INVESTOR" hereunder shall be enforceable by the holders of a majority of the Common Shares.

                (k) Jury Trial. EACH PARTY HERETO WAIVES THE RIGHT TO A TRIAL BY JURY.

                (l) Titles. The titles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

                (m) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Holders of at least a majority of the then issued or issuable Registrable Securities; provided, however, that, for the purposes of this sentence, Registrable Securities that are owned, directly or indirectly, by the Company, or an affiliate of the Company are not deemed outstanding.

                (n) Rule 144. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the SEC that may at any time permit the Holders to sell securities of the Company to the public without registration ("Rule 144"), the Company agrees to file with the SEC in a timely manner and make and keep available all reports and other documents required of the Company under the Securities Act and the Exchange Act and the filing and availability of such reports and other documents as required for the applicable provisions of Rule 144.


                             Signature page follows


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        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.


                                         GLOBALNET, INC.



                                         By:
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                                            Name:
                                            Title:




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                                         By:
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                                            Name:
                                            Title: